UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 8, 2008

DRIVER PASSPORT INC.
(Name of small business issuer in it charter)

North Dakota	000-52333	20-3955577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1168 12th Street N.E Grand Forks, ND 58201
(Address of principal executive offices and zip code)

800-743-1824
Issuer's telephone number:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.    Changes in Registrant’s Certifying Accountant.

On January 8, 2008, Driver Passport, Inc. (the “Company”) was notified that Michael Pollack CPA, LLC (“Pollack”) became a partner of KBL, LLPand that Pollack resigned as the independent registered public accounting firm for the Company. KBL, LLP was appointed as the Company’s new independent registered public accounting firm.

The audit reports of Pollack on the financial statements of the Company as of and for the years ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Pollack’s 2006 audit report relating to Pollack's the Company’s financial statements for the fiscal years ended December 31, 2006 included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

The decision to engage KBL, LLP was approved by the audit committee of the board of directors on January 9, 2008.

During the Company’s most recent fiscal year ended December 31, 2006 and through January 9, 2008, the Company did not consult with KBL, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and KBL, LLP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and Pollack on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pollack, would have caused Pollack to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such year, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Pollack a copy of the disclosures in this Form 8-K and has requested that Pollack furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Pollack agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated January 11, 2008, furnished by Pollack in response to that request is filed as Exhibit 16.1 to this Form 8-K.

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Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter of Michael Pollack, CPA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driver Passport, Inc

Dated: January 10, 2008	By:	/s/ Randy Brown
Randy Brown
Chief Executive Officer

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